UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

BROOKFIELD REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor, New York, New York	10281
(Address of principal executive offices)	(Zip Code)

(212) 417-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities

On May 20, 2022, Brookfield Real Estate Income Trust Inc. (the “Company”) sold 12,845 unregistered shares of its Class E common stock pursuant to its Distribution Reinvestment Plan at a price equal to the NAV per Class E share at the end of March 2022, for an aggregate consideration of $171,382. The offer and sale was exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) thereunder.

On June 1, 2022, the Company sold 657,892 unregistered shares of its Class C common stock to a feeder vehicle that in turn offers interests in itself to non-U.S. persons, for an aggregate consideration of $8.9 million. The offer and sale of Class C shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation S thereunder.

On June 1, 2022, the Company sold 17,482 unregistered Class E shares to certain affiliates of Brookfield Asset Management Inc. (together with its affiliates, “Brookfield”) in one or more private offerings, for an aggregate consideration of $245,000. The offer and sale was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) thereunder.

On June 9, 2022, the Company sold 131,331 unregistered Class E shares to Brookfield REIT Adviser LLC (the “Adviser”), an affiliate of Brookfield for an aggregate consideration of $1.7 million. The Adviser is entitled to an annual management fee payable monthly in cash or shares of common stock, in each case at the Adviser’s election, and for the period beginning January 1, 2022 and ended April 30, 2022, the Adviser had elected to receive its management fees in Class E shares. The offer and sale to the Adviser was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) thereunder.

On June 15, 2022, the Company sold 7,715,861 unregistered shares of its Class I common stock to a feeder vehicle that in turn offers interests in itself to non-U.S. persons, for an aggregate consideration of $106.9 million. The offer and sale of Class I shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation S thereunder.

On June 20, 2022, the Company sold 13,110 unregistered Class E shares pursuant to its Distribution Reinvestment Plan at a price equal to the NAV per Class E share at the end of April 2022, for an aggregate consideration of $183,727. The offer and sale was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2022

BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary